UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2004

The Stanley Works
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(860) 225-5111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01. Other Events.

The Stanley Works has announced that it has entered into a definitive agreement to sell its Home Decor business to Wellspring Captial Management LLC, a New York-based private equity investment firm.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits.

99.1 Press Release, dated October 18, 2004, issued by The Stanley Works, announcing that it has entered into a definitive agreement to sell its
Home Decor business to Wellspring Capital Management LLC, a New York-based private equity investment firm.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works

October 19, 2004	By:	/s/ Bruce H. Beatt

Name: Bruce H. Beatt
Title: Vice President, Secretary and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	The Stanley Works press release dated October 18, 2004, announcing that it has entered into a definitive agreement to sell its Home Decor business to Wellspring Capital Management LLC, a New York-based private equity investment firm.